EXHIBIT 21


                           Subsidiaries of Registrant
--------------------------------------------------------------------------------
Entity Name                                  Jurisdiction
--------------------------------------------------------------------------------
TrueYou.Com, Inc.                           Delaware corporation
--------------------------------------------------------------------------------
Advanced Aesthetics Inc.                    Delaware corporation
--------------------------------------------------------------------------------
Advanced Aesthetics Sub Inc.                Delaware corporation
--------------------------------------------------------------------------------
Advanced Aesthetics LLC                     Delaware limited liability company
--------------------------------------------------------------------------------
Advanced K LLC                              Delaware limited liability company
--------------------------------------------------------------------------------
Anushka PBG LLC                             Delaware limited liability company
--------------------------------------------------------------------------------
Anushka Boca LLC                            Delaware limited liability company
--------------------------------------------------------------------------------
Wild Hare LLC                               Delaware limited liability company
--------------------------------------------------------------------------------
DiSchino Corporation                        Florida corporation
--------------------------------------------------------------------------------
Anushka PBG Acquisition Sub LLC             Delaware limited liability company
--------------------------------------------------------------------------------
Anushka Boca Acquisition Sub LLC            Delaware limited liability company
--------------------------------------------------------------------------------
Wild Hare Acquisition Sub LLC               Delaware limited liability company
------------------------------------------  ------------------------------------